Exhibit 10.1

Exhibit 10.1

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

)

In the Matter of )

) STIPULATION AND CONSENT TO THE

COOPERATIVE BANK ) ISSUANCE OF AN ORDER TO

WILMINGTON, NORTH CAROLINA ) CEASE AND DESIST

)

(Insured State Nonmember Bank) ) FDIC-09-053b

)

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST (“CONSENT AGREEMENT”) by the Federal Deposit Insurance Corporation (“FDIC”), it is hereby stipulated and agreed by and between a representative of the Legal Division of the FDIC, the North Carolina Commissioner of Banks (the “Commissioner”), and COOPERATIVE BANK, Wilmington, North Carolina (“Bank”), through its board of directors, as follows.

1. The Bank has been advised of its right to receive a written Notice of Charges and of Hearing (“Notice”) detailing the unsafe or unsound banking practices and violations of law and/or regulations alleged to have been committed by the Bank and of its right to a hearing on the alleged charges under section 8(b)(l) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b)(l), and the FDIC’s Rules of Practice and Procedure (“Rules”), 12 C.F.R. Part 308, and has waived those rights.

2. The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices and any violations of law, rules, and/or regulations, hereby consents and agrees to the issuance of an ORDER TO CEASE AND DESIST (“ORDER”) by the FDIC and the Commissioner in the form attached hereto. The Bank further stipulates and agrees that such ORDER shall become immediately upon its issuance by the FDIC and the Commissioner and be fully enforceable by the FDIC pursuant to the provisions of section 8(i)(l) of the Act, 12 U.S.C. § 1818(i)(l), and the Rules, and by the Commissioner subject only to the conditions set forth in paragraph 3 of this CONSENT AGREEMENT.

3. In the event the FDIC accepts this CONSENT AGREEMENT and issues the ORDER, it is agreed that no action to enforce said ORDER in the United States District Court will be taken by the FDIC unless the Bank or any “institution-affiliated party”, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any provision of the ORDER.

4. The Bank hereby waives:

(a)	the receipt of a written Notice;
(b)	all defenses to the charges to be set forth in the Notice;
(c)	a hearing for the purpose of taking evidence regarding the allegations to be set forth in the Notice;
(d)	the filing of Proposed Findings of Fact and Conclusions of Law;
(e)	a Recommended Decision of an Administrative Law Judge; and
(f)	exceptions and briefs with respect to such Recommended Decision.

Dated: March 10, 2009

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FEDERAL DEPOSIT INSURANCE CORPORATION LEGAL DIVISION

BY: /s/ J. Michael Payne

J. Michael Payne Counsel

NORTH CAROLINA COMMISSIONER OF BANKS

BY: /s/ Joseph A. Smith

Joseph A. Smith, Jr. Commissioner of Banks State of North Carolina

COOPERATIVE BANK WILMINGTON, NORTH CAROLINA

BY: /s/ F. Peter Fensel

F. Peter Fensel, Jr.

/s/ James D. Hundley

James D. Hundley, MD

/s/ H. Thompson King, III

H. Thompson King, III

/s/ R. Allen Rippy

R. Allen Rippy

(continued on next page)

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/s/ Frederick Willets, III

Frederick Willets, III

/s/ O. Richard Wright, Jr.

O. Richard Wright, Jr.

THE BOARD OF DIRECTORS

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